UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 13, 2006

VIEWPOINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-27168	95-4102687
(state or other juris-	(Commission	(I.R.S. Employer
diction of incorporation)	File Number)	(Identification No.)

498 Seventh Avenue, Suite 1810, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 201-0800

______________________________N/A______________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions

On October 13, 2006, Viewpoint Corporation issued a press release announcing certain preliminary results for its third quarter of fiscal year 2006 and revising revenue guidance for the year ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished herein and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any other filing with the Securities and Exchange Commission except as is expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Viewpoint Corporation dated October 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT CORPORATION

/s/ William Mitchell__________
William Mitchell
Chief Financial Officer

Dated: October 16, 2006